UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 22, 2004

AVALONBAY COMMUNITIES, INC.
(Exact name of registrant as specified in charter)

MARYLAND	1-12672	77-0404318
(State or other jurisdiction	(Commission file number)	(IRS employer
of incorporation)		identification no.)

2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VIRGINIA 22314

(Address of principal executive offices) (Zip Code)

(703) 329-6300

(Registrant’s telephone number, including area code)

Item 12.   Quarterly Results of Operations and Financial Condition.

On January 21, 2004, AvalonBay Communities, Inc. issued a press release announcing its financial results for the fourth quarter and full year of 2003. That release referred to certain attachments with supplemental information that were available on the Company’s website. The full text of the press release, including the supplemental information and attachments referred to within the release, are furnished as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated by reference herein.

Exhibit
Number	Title

99.1	Press Release of AvalonBay Communities, Inc. dated January 21, 2004, including Attachments.

99.2	Supplemental discussion of fourth quarter and full year 2003 operating results (the “Full Release”) dated January 21, 2004, including Attachments.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

AVALONBAY COMMUNITIES, INC

Dated: January 22, 2004	By:	/s/ Thomas J. Sargeant

Thomas J. Sargeant
Chief Financial Officer

Exhibit Index

99.1	Press Release of AvalonBay Communities, Inc. dated January 21, 2004, including Attachments.

99.2	Supplemental discussion of fourth quarter and full year 2003 operating results (the “Full Release”) dated January 21, 2004, including Attachments.